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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of Earliest Event Reported): October 25, 2000

                              -------------------


                              TRANSIT GROUP, INC.
                              -------------------
            (Exact name of Registrant as specified in its charter)

          Florida                       000-18601                59-2576629
-------------------------------    ---------------------     -------------------
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
incorporation or organization)                               Identification No.)


                             2859 Paces Ferry Road
                                  Suite 1740
                            Atlanta, Georgia 30339
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)

                                (770) 444-0240
         ------------------------------------------------------------
             (Registrant's telephone number, including area code)



         ------------------------------------------------------------
                       (Former name or Former Address if
                          Changed Since Last Report)
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                             ITEM 5.  OTHER EVENTS

     Effective as of the opening of business on October 25, 2000, the common stock of Transit Group, Inc. (the "Company") was delisted from the Nasdaq SmallCap Market as a result of the Company's failure to meet the requirements for continued listing on the Nasdaq SmallCap Market.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSIT GROUP, INC.



Date:  October 25, 2000             /s/ Philip A. Belyew
                                    ------------------------
                                    Philip A. Belyew,
                                    President and Chief Executive Officer